SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 21, 1999



                             IDM ENVIRONMENTAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)


  New Jersey                      0-23900                   22-2194790
-------------------           ---------------           -----------------------
(State or other jurisdiction  (Commission File Number)  (IRS Employer
  of incorporation)                                     Identification No.)


               396 Whitehead Avenue, South River, New Jersey 08882
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (732) 390-9550



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5. Other Events

     This amendment is filed to clarify the Company's prior filing on Form 8-K dated May 21, 1999.

     In the original filing, the Company stated that it has restructured its management team. To avoid any inadvertent misinterpretation of the filing to suggest that Messrs. Capote, Harrigan, Brown and Moskowitz were released in conjunction with Company cost cutting measures, the Company affirms that Messrs. Capote, Harrigan, Brown and Moskowitz have resigned their positions as officers and employees of the Company. Messrs. Capote and Harrigan have been engaged by the Company on a consulting basis to provide business development and project management services, respectively. Messrs. Brown and Moskowitz have been engaged to provide select legal services to the Company.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IDM ENVIRONMENTAL CORP.



Date: June 18, 1999                         By:   /s/ Joel Freedman
                                               -------------------------------
                                               Joel Freedman, President



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